SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (the "Agreement"), dated as of _______, 1997, is entered into by and between___________, (the "Purchaser") and GREENMAN TECHNOLOGIES, INC., (the "Company").

The parties hereto agree as follows:

                  1. Purchase and Sale of Convertible Notes. Upon the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Company covenants and agrees to sell to the Purchaser, at a purchase price of $______ (the "Purchase Price"), (i) a convertible note in registered form in a principal amount of $______ and substantially in the form of Exhibit A hereto (the "Note"), such Note convertible at the option of the holder thereof into a number of Note Shares determined pursuant to Article 3 of the Note according to the terms and conditions set forth in the Note, and (ii) a warrant to purchase ______ shares of the Company's Common Stock, $.01 par value per share (the "Common Stock") in substantially the form of Exhibit B hereto (the "Warrant"), and upon the basis of the representations and warranties, and subject to the terms and conditions set forth in this Agreement, the Purchaser covenants and agrees to purchase from the Company, the Note and the Warrant at the Purchase Price. All capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Note and the Warrant.

                  2. Representations. Warranties and Covenants of the Purchaser. The Purchaser understands, and represents and warrants to, and agrees with, the Company, that:

                           (a) The Note,  the Note  Shares,  the Warrant and the
shares issuable upon exercise of the Warrant (the "Warrant Shares") (hereinafter, the Note, the Note Shares, the Warrant and the Warrant Shares are collectively referred to as the "Securities") have not been and, unless registered under the Securities Act of 1933, as amended (the "Securities Act"), will not be registered under the Securities Act, or any other applicable securities law, and, accordingly, may not be offered, sold, transferred, pledged, hypothecated or otherwise disposed of ("Transferred") unless registered under the Securities Act or Transferred in a transaction exempt from registration under the Securities Act and any other applicable securities law;

                           (b) The Purchaser is an "accredited  investor" within
the meaning of Rule 501(a) under the Securities Act (an "Accredited Investor"), and is acquiring or will acquire the Securities for its own account. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Purchaser is aware that it may be required to bear the economic risk of an investment in the Securities for an indefinite period, and it is able to bear such risk for an indefinite period;


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                           (c) The  Purchaser  is  acquiring or will acquire the
Securities for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. The Purchaser agrees to offer, sell or otherwise transfer the Securities only (i) in accordance with the terms of this Agreement, the Note and the Warrant, as applicable, and (ii) pursuant to registration under the Securities Act or an exemption from registration under the Securities Act and any other applicable securities law; and

                           (d) The Purchaser  acknowledges  that the Company and
others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and further agrees that if any of the acknowledgments, representations and agreements deemed to have been made by the Purchaser by its acquisition of the Securities are no longer accurate, it shall promptly notify the Company.

                           (e) The Company has  furnished  or made  available to
the Purchaser a full and complete set of its Annual Report on Form 10-KSB for its most recently completed fiscal year, its Form 10-QSB's for each of its fiscal quarters since the end of its most recently completed fiscal year and any Form 8-K's filed during its current fiscal year (collectively, the "SEC Documents"), which the Company has filed pursuant to the Securities Exchange Act of 1934, as amended.

                  3. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Purchaser that:

                           (a) The  Company  has been duly  incorporated  and is
validly existing as a corporation under the laws of Delaware.

                           (b) This Agreement has been duly authorized, executed
and delivered by the Company and is a valid and binding agreement, enforceable in accordance with its terms, and the Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

                           (c) No consent,  approval,  authorization or order of
any court, governmental agency or body or arbitrator having jurisdiction over the Company or any of its affiliates is required for execution of this Agreement and the performance of its obligations hereunder, including without limitation, the issuance and sale of the Securities.

                           (d) The Note and Warrant,  when issued and  delivered
pursuant to this Agreement, will have been duly authorized, executed, issued and delivered and will constitute a legal, valid, binding and enforceable obligation of the Company.

                  4. Covenants of the Company. The Company covenants and agrees with the Purchaser:

                           (a) to cause the Note  Shares and  Warrant  Shares to
be, when converted and exercised in accordance with the terms of the Note and the Warrant, upon

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delivery, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges, security interests or other encumbrances; and

                           (b) have at all times  authorized  and  reserved  for
issuance, free from preemptive rights, a sufficient number of shares of Common Stock to yield a number of Note Shares and Warrant Shares sufficient to satisfy the conversion rights of the Purchaser pursuant to the terms and conditions of the Note and the Warrant.

                  5.  Transfer of Securities.

                           (a)   Securities   Act   Legend.   Each   certificate
evidencing the Note, the Note Shares, the Warrant, the Warrant Shares and any certificates issued upon transfer or exchange of the Note, the Note Shares, the Warrant or the Warrant Shares shall be stamped or imprinted with a legend substantially as follows:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE; AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, THE REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

                           (b)  Securities  Act   Compliance.   Each  holder  (a
"Holder") of a certificate evidencing the Note, the Note Shares, the Warrant or the Warrant Shares which bears the restrictive legend set forth in Section 8(a) above (the "Restricted Securities"), and who proposes to Transfer (as defined in Section 3(a) of this Agreement) any Restricted Securities, shall give written notice to the Company of such Holder's intention to effect such Transfer. Each such notice shall describe the manner and circumstances of the proposed sale or other disposition in sufficient detail and may be accompanied by an opinion of legal counsel to the Holder. Promptly upon receipt of such notice, the Company shall present a copy thereof (together with any accompanying opinion of legal counsel to the Holder) to its legal counsel, and the following provisions shall apply:

                                    (i) If, in the  opinion of legal  counsel to
such Holder, satisfactory in form and substance to the Company and its legal counsel, or if such notice was not accompanied by an opinion of legal counsel to the Holder, then, if, in the opinion of legal counsel to the Company, the proposed sale or other disposition may be effected without registering the
Restricted Securities involved under the Securities Act or under state securities laws, such Holder shall be entitled to Transfer such Restricted Securities in accordance with the terms of the notice delivered to the Company. The Company will advise the Holder, within five (5) business days after submission of such notice, whether such Holder is entitled to so Transfer the Restricted Securities. If the Holder is entitled to so Transfer, he shall submit the stock certificate or certificates evidencing the Restricted Securities to be Transferred to the Company in proper form for Transfer and accompanied by appropriate instruments of Transfer. Restricted Securities thus

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Transferred (and each of the certificates  evidencing any untransferred  balance of the Securities not so transferred) shall bear the restrictive legend set forth in Section 8(a), unless, in the opinion of both such legal counsel (or legal counsel to the Company if the Holder did not present an opinion of its legal counsel), such legend is not required by the applicable provisions of the Securities Act or state securities laws; and

                                    (ii) If in the reasonable  opinion of either
of such legal counsel (or legal counsel to the Company if the Holder did not present an opinion of its legal counsel), the proposed Transfer cannot be effected without registering the Securities involved under the Securities Act or state securities laws, such Holder shall not offer to Transfer or Transfer such Restricted Securities unless and until such Restricted Securities have been registered under the Securities Act or state securities laws for such purpose or an exemption from such registration becomes available pursuant to Section 8(b)(i) above.

                  6. Piggy-Back Registration Rights. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the Securities and Exchange Commission (the "SEC") a registration statement (the "Registration Statement") under the Securities Act of 1933 (the "1933 Act") relating to (i) a firm underwritten offering for its own account or the account of others under the 1933 Act of any of its equity securities or (ii) any other offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall send to the Purchaser written notice of such determination and, if within fifteen (15) days after the effective date of such notice, the Purchaser shall so request in writing, the Company shall include in such Registration Statement all or any part of the Note Shares or Warrant Shares the Purchaser requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock that may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Note Shares or Warrant Shares with respect to which the Purchaser has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Note Shares or Warrant Shares shall be made pro rata among the Purchasers seeking to include Note Shares or Warrant Shares, in proportion to the number of Note Shares or Warrant Shares sought to be included by such Purchaser; provided, however, that the Company shall not exclude any Note Shares or Warrant Shares unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Note Shares or Warrant Shares; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Note Shares or Warrant Shares shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. If an offering in connection with

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which  an  Investor  is  entitled  to  registration  under  this  Section  is an underwritten offering, then each Purchaser whose Note Shares and Warrant Shares are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Note Shares or Warrant Shares in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. All reasonable expenses, other than underwriting discounts and commissions, included in connection with the registration of the Note Shares and Warrant Shares pursuant to the foregoing provision, shall be borne by the Company.

                  7. Survival of the Representations. Warranties. etc. The respective agreements, representations, warranties, indemnities and other statements made by or on behalf of the Company and the Purchaser, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the other party to this Agreement or any officer, director or employee of, or person controlling or under common control with, such party and will survive delivery of any payment for the Securities.

                  8. Notices. All notices, requests and other communications hereunder must be in writing and delivered to the parties at the following addresses or facsimile numbers:

  If to the Purchaser, to:          [Name & Address]


  Telecopy:


  If to the Company, to:

                           GreenMan Technologies Inc.
                           7 Kimball Lane
                           Building A
                           Lynnfield, MA 01940
                           Attention: Charles E. Coppa
                           Telecopy: (617) 224-0114


         with copy to:

                           Sullivan & Worcester LLP
                           One Post Office Square
                           Boston, MA 02109
                           Attn.: John A. Piccione, Esq.
                           Telecopy: (617) 338-2880


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All such  notices,  requests  and  other  communications  will (i) if  delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail or reputable courier service in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                  9. Third Party Beneficiary. Any permitted transferee of any part of the Securities shall be a third party beneficiary of the Company's obligations under this Agreement, the Note and the Warrant. Such person shall have all the rights of a third party beneficiary with respect to the enforcement against the Company of any provision of this Agreement, the Note and the Warrant.

                  10. Miscellaneous.

                           (a) This  Agreement  may be  executed  in one or more
counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement.

                           (b) This Agreement  shall inure to the benefit of and
be binding upon the parties hereto, their respective successors and permitted assigns.

                           (c)  This   agreement   shall  be  governed  by,  and
construed in accordance with, the laws of the State of New York (without giving effect to conflicts of laws principles). With respect to any suit, action or proceedings relating to this Agreement, each of the Company and the Purchaser irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in the City of New York and hereby waives to the fullest extent permitted by applicable law any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Subject to applicable law, the Company agrees that final judgment against it in any legal action or proceeding arising out of or relating to this Agreement, the Note or the Warrant shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which judgment shall be conclusive evidence thereof and the amount of its indebtedness, or by such other means provided by law.

                           (d) The  headings of the  sections  of this  document
have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                           (e) The  provisions of this  Agreement are severable,
and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in

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any jurisdiction,  then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

                           (f)  This  Agreement,  including  the  schedules  and
exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer(s) of each party hereto as of the date first above written.


                                                    GREENMAN TECHNOLOGIES, INC.

                                                    By:
                                                       -------------------------
                                                        Maurice E. Needham
                                                        Chief Executive Officer

                                                       -------------------------



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